Exhibit T3A-42

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

050104

Articles of Organization
Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

Filed in the Office of Secretary of State State Of Nevada	Business Number E0367522014-4 Filing Number 20140511588-35 Filed On 07/16/2014 Number of Pages 1

(This d

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)
LIVFREE WELLNESS RENO L.L.C.
☐ Check box if a Series Limited-Liability Company
☐ Check box if a Restricted Limited-Liability Company

2. Registered Agent for Service of Process: (check only one box)
☐ Commercial Registered Agent: ________ Name
☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

SCOTT BOGATZ
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City		Zip Code
3455 CLIFF SHADOWS PKWY, SUITE 110	LAS VEGAS	Nevada	89129

Mailing Address (if different from street address)	City		Zip Code
3455 CLIFF SHADOWS PKWY, SUITE 110	LAS VEGAS	Nevada	89129

3. Dissolution Date: (optional)
Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management: (required)
Company shall be managed by: ☒ Manager(s) **OR** ☐ Member(s) (check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)

1) JOHN GRIFFIN
Name

Street Address	City	State	Zip Code
401 S. CURRY ST.	CARSON CITY	NV	89703

2) ________
Name

Street Address	City	State	Zip Code

3) ________
Name

Street Address	City	State	Zip Code

6. Effective Date and Time: (optional)
Effective Date: ________ Effective Time: ________

7. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

SCOTT BOGATZ
Name

X SCOTT BOGATZ
Organizer Signature

Address	City	State	Zip Code
3455 CLIFF SHADOWS PKWY, SUITE 110	LAS VEGAS	NV	89129

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X SCOTT BOGATZ
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

7/16/2014
Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 86 DLLC Articles
Revised: 7-26-13

From: unknown Page: 10/11 Received by: NV Secretary of State

Filed in the Office of Barbara K. Cegavske Secretary State Of Nevada	Business Number E0367522014-4
	Filing Number 20160491077-57
	Filed On 11/03/2016
	Number of Pages 2

091203

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

LIVFREE WELLNESS RENO L.L.C.

2. The company is managed by: [X] Managers OR [ ] Members (check only one box)

3. The articles have been amended as follows: (provide article numbers, if available)*

ARTICLE 1. NAME. The name of the company is LIVFREE WELLNESS LLC, a Nevada limited liability company.

ARTICLE 2. DISSOLUTION DATE. Except as otherwise provided in an operating agreement adopted by the members, the Company shall exist perpetually. The Company shall be dissolved as permitted in the operating agreement or, if none, as provided by applicable law.

ARTICLE 3. GENERAL PURPOSES. The Company is formed for all lawful purposes; provided, however, that the purposes may be limited as provided in an operating agreement adopted by the members or, if none, as otherwise agreed to by the members holding the requisite interests required by applicable law.

CONTINUED ON THE ATTACHED EXHIBIT A.

4. Effective date and time of filing: (optional) Date: ________ Time: ________
(must not be later than 90 days after the certificate is filed)

5. Signature (must be signed by at least one manager or by a managing member):

X ______________________
Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 86.221 DLLC Amendment
Revised: 1-5-15

From: unknown Page: 11/11 Received by: NV Secretary of State _Date: 11/3/2016 10. 59:55 AM EXHIBIE A ARTICLES OF ORGANIZATION (the “drieles") were Sled for LIVFREB WELLNESS RENO LL.C., a Nevada limited-tiability company, on July 16, 2014, inthe office of the Secretary of Slate for the State of Nevada. The Articles are hereby amended as follows: ARTICLE 1. NAME: The name of the company is LIVFREE WELLNESS LLC, a Nevada limited Liability company. ARTICLE 2. D IN DATE: Except as otherwise provided in an operating agreement adopted by the members, the Company shall exist perpetually. ‘The Company shall be dismnived as permitted in the operating agreement or, ifnone, a provided hy spplicable law. . ARTICLE 3. GENERALPURPOSES: The Company is formed for ell lawful purposes; provided, however, that the purposes may be limited as provided in an operating agreement adopted by the members or, if none, as otherwise agreed toby the members holding the requisite interests required by applicable Law. ARTICLE4.OPERATING AGREEMENT: The members may adopt a written operating agreement of the Company to govern the efftits of the Company and the conduct ofits business, Any uch operating agreement may contain provisions for the Company's management that are not inconsistent with applicable laws orthese Articles. ARTICLE5.MANAGEMENT: ‘The Company shallbemanaged by onc (1) ormore managers to be designated in an operating agreement adoptedbythemembers or elected by the mensbers inthe manner provided far such operating agreement, or if none, as act forth in Chapter 36of theNevada Rovised Statutes. Fach manager shall hold the office and have the responsibilities sccorded to him, her, or it as set forth in such operating agreement, or if none, ae set forth in Chapter 86 of the NevadaRevised Statutes. The number of managers may be increased or decreased from time to time as provided in an operating agreement adopted by the members, cr if none, a6 set forth in Chapter 86 of the NevadaRevised Statutes. ARTICLE 6, MEMBERS: Excapt when these Articles or applicable law otherwise requires, the right of any member of theCompanyto vote shall be subject to the provisions set forth in an operating agreement adopted by themembers, or ifnone, as set forthinChapter 86 of the Nevada Revised Stahutes, ARTICLE 7. INDEMNIFICATION: Each member, cach manage,and each other person shall have such indecnification rights as may, for time ta time, be set forthin an operating agreement adopted by the members, ARTICLE8.AMENDMENTS: These Articles may, from timeto time, be amended, restated, or otherwise altered in themanner set forthin an operating agreement adopted by the members or, if mone, by the consent of thosemembers then holding a majority of the interests in theCompany's current peofits, ‘ For purposes of these Articles, an operating agreement (and any and all emencments thereto) shall be validly adopted hy the members if it is agproved or otherwise consented to by the members holding the requisite voting rights for the adoption of the same a8 set forth in any validly adopted operating egreement then existing ot, if none,by the members holding the requisite membership interests required for amendments to theseArticles under Article 8 above,

From: unknown Page: 3/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:52 AM

140103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

401 Investments L.L.C.
Name of merging entity

Nevada
Jurisdiction

limited liability company
Entity type *

LivFree Wellness L.L.C.
Name of merging entity

Nevada
Jurisdiction

limited liability company
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

LivFree Wellness Reno L.L.C.
Name of surviving entity

Nevada
Jurisdiction

limited liability company
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised: 1-5-15

From: unknown Page: 4/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:52 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

- [X] **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**
- [ ] **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

- [ ] **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 1-5-15

From: unknown Page: 5/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:53 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

401 Investments L.L.C.
Name of merging entity, if applicable

LivFree Wellness L.L.C.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

LivFree Wellness Reno L.L.C.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised: 1-5-15

From: unknown Page: 6/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:53 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 1-5-15

From: unknown Page: 7/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:53 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

ARTICLE 1. NAME: The name of the company is LivFree Wellness LLC, a Nevada limited liability company.
ARTICLE 2. DISSOLUTION DATE: Except as otherwise provided in the operating agreement adopted by the members, the Company shall exist perpetually. The Company shall be dissolved as permitted in the operating agreement or, if none, as provided by applicable law.
ARTICLE 3. GENERAL PURPOSES: The company is formed for all lawful purposes; provided, however, that the purposes may be limited as provided in the operating agreement adopted by the members or, if none, as otherwise agreed to by teh members holding the requisite interests required by applilable law.
SEE ATTACHED EXHIBIT A

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ______ Time: ______

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 1-5-15

From: unknown Page: 8/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:54 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

401 Investments L.L.C.
Name of merging entity

X [signature] Manager 11/3/16
Signature Title Date

LivFree Wellness L.L.C.
Name of merging entity

X [signature] Manager 11/3/16
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

LivFree Wellness Reno L.L.C.
Name of surviving entity

X [signature] Manager 11/3/16
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 6
Revised: 1-5-15

From: unknown . Page: 9/11 Received by: NV Secretary of State Date: 11/3/2016 10:59:54 AM EXSUBITA ARTICLES OF ORGANIZATION (the “Ariteles") were filed for LIVFREE WELLNESS RENO LL.C., a Nevada limited-tiability company, on July 26, 2024, inthe office of the Secretary of State for the State of Nevada. The Articles arehereby amended as follows: ARTICLE 1. NAME: The name of the companyisLIVFREE WELLNESS LLC, a Nevada limited liability company.- ARTICLE 2. DISSOLUTION DATE: Except as otherwise provided in an operating agreement adopted by the members, the Company shall exist perpetually. The Company shall be dissolved as permitted in the operating agreement or, ifnone, as providedby applicable law. ARTICLE 3.GENERALPURPOSES: TheCompany isformed forall lawful purposes; provided, however, that the purposes may be limited as provided in an operating agreement adopted by the members or, ifnone, as otherwise agreed to by the members holding the requisite interests required by applicable law. ARTICLE4.OPERATINGAGREEMENT: The members may adopt a written operating agreement of theCompany to govern the affairs of theCompany and the conduct of ite business. Any euch operating agreement may contain provisions for the Company's management thet are not inconsistentwithapplicable laws or these Articles. ARTICLE5.MANAGEMENT: The Company shall bemanaged by one (1) ofmore managers to be designated in an operating agreement adopted by the members ar elected by the members in1 or it a8 set forth in euch operating agreement, or if none, as set forth in Chapter 86 of theNavada Revised Statutes. ‘The number of managers may be increased or decreased from time to time as provided in an operating agreement adopted by the members, or if none, as set furth in Chapter 86 of the NevadaRevised Statutes. \ ARTICLE6. MEMBERS: Except when these Articles or applicable law otherwise requires, the right of any member of the Company to vote shell bs subject to the provisions set forth in an operating agreement adopted by themembers, or if noe, aa act forth in Chapter 86 of theNevada Revised Statutes. ARTICLE 7. INDEMNIFICATION: Bach member, each manager, and each other person shall have such indemnification rights asmay, for timeto time, be set forth inan operating agreement adopted bythe members. . ARTICLE 8. AMENDMENTS: These Articles may, from time to time, be amended, restated,or otherwise altered in the mannar set forth inan operating agreement adoptedbythemembersor, if none, by the consentof those members then holding a majority of the interests in the Company's curreat profits. For purposes of thase Articles, an operating agreement (and any and all amendments thereto) shall be validly adopted by the members if it is approved or otherwise consented to by the members holdingthe requisite voting rights for the adoption of the same as set forth in any validly adopted operating agreement thon existing or, if none, by the members holding the requisite membership interests requited for amendments to these Articles under Article8 above,

Filed in the Office of Secretary State Of Nevada Business Number E0367522014-4 Filing Number 20190200470-35 Filed On 05/07/2019 Number of Pages 1 BARBARA K, CEGAVSKE Secretary of State 202 North Garson Street Carson City, Nevada 89701-4204 (775) 684-8708 Website: www.nvsos.gov Amendment to Articles of Organization {PURSUANT TO NRS 86.221) USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221) 1. Name of limited-iability company: LIVFREE WELLNESS LLC, a Nevada limited liability company 2. The company is managed by: [ye] Managers OR CI Members {check only one box) 3. The articles have been amended as follows: (provide article numbers, if available)" Article 1NAME is amended as follows: The name of the Company is LIVFREE WELLNESS LLC 4. Effective date and time of filing: (optional) Date: Time: (must not be later than 90 days after the certificate is filed) 5. Signature (must be signed by at least one manager or by a managing member): $ a * 4) If amending company name, or the abbreviations "Ltd,, must contain the words “Limited-Liability Company,” "Limited Campany," or "Limited," WLC." or "L.C.," "LLC" or "LC." The word “Company” may be abbreviated as "Co," 2) If adding managers, provide names and addresses. FILING FEE: $175.00 IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. Nevada Secretary ofState 85,221 DLLC Amendment oe neenarnRQYBEG! 15-18, This form must be accompanied by appropriate fees,

Filed in the Office of	Business Number E0367522014-4
Barbara K. Cegavske (signature)	Filing Number 20211840541
Secretary of State State Of Nevada	Filed On 9/21/2021 9:26:00 AM
	Number of Pages 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☒ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entityl nformation: (Constituent, Acquired or Merging)	Entity Name: CSAC-LivFree LLC Jurisdiction: Nevada Entity Type*: LLC *If more than one entity being acquired or merging please attach additional page.*
2. Entityl nformation: (Resulting, Acquiring or Surviving)	Entity Name: LivFree Wellness LLC Jurisdiction: Nevada Entity Type*: LLC
3. Plan of Conversion, Exchange or Merger: (select one box)	☐ The entire plan of conversion, exchange or merger is attached to these articles. ☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). ☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)
4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☒ A. Owner's approval was not required from the: ☒ Acquired/merging ☒ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving CSAC-LivFree LLC Name of acquired/merging entity LivFree Wellness LLC Name of acquiring/surviving entity
5. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 1/1/2019

NV025 - 8/5/2019 Wolters Kluwer Online

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: [.] Conversion [] Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) [_] A. Owner's approval was not required from the: CJ Acquired/merging C] Acquiring/surviving [ _B. The plan was approved by the required consent of the owners of: [ | Acquired/merging [_] Acquiring/surviving C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. [-] Acquired/merging [-] Acquiring/surviving L J Name of acquired/merging entity L J Name of acquiring/surviving entity 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) [-] A. Owner's approval was not required from the: CJ Acquired/merging LJ Acquiring/surviving [_] B. The plan was approved by the required consent of the owners of: [_] Acquired/merging [-] Acquiring/surviving [-] C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. [_] Acquired/merging [_] Acquiring/surviving | | Name of acquired/merging entity | | Name of acquiring/surviving entity ABOVE SPACE IS FOR OFFICE USE ONLY * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust. NV025 - 8/5/2019 Wolters Kluwer Online Page 2 of 4 Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name ___ Country ___ Care of: ___ Address ___ City ___ State ___ Zip/Postal Code ___
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. ___ Name of constituententit y

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 3 of 4
Revised: 1/1/2019

NV025 - 8/5/2019 Wolters Kluwer Online

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☒ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

CSAC-LivFree LLC

Name of acquired/merging entity

X [signature] — Manager — 9/17/21

Signature (Exchange/Merger) — Title — Date

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

LivFree Wellness LLC

Name of acquiring/surviving entity

X [signature] — Manager — 9/17/21

Signature (Exchange/Merger) — Title — Date

X ______________________

Signature of Constituent Entity (Conversion) — Title — Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

NV025 - 8/5/2019 Wolters Kluwer Online